EXHIBIT 77Q3 TO FORM N-SAR

Registrant Name: Vanguard Chester Fund(s)
File Number: 811-4098
Registrant CIK Number: 0000752177


Items 72, 73 and 74

     Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72 through 74 completely, the Registrant has set forth in their entirety the complete responses to the indicated Items or Sub-Items below, in accordance with verbal instructions provided to the Registrant by the staff of the Commission on September 20, 2002, and September 23, 2002.


Series 1 Identifier S000002568
Class 1 SEC Identifier C000007070
Class 2 SEC Identifier C000007071



Item 73

Distributions per share for which record date passed during the period:


B)      1. Distributions of capital gains 					           $5.833

        2. Distributions of capital gains from a second class of open-end company shares   $6.046




Series 16 Identifier S000049258
Class 1 SEC Identifier C0000155395


Item 61

The lowest minimum initial investment for Vanguard Institutional Target Retirement 2010 Fund is $100,000,000.


Series 17 Identifier S000049262
Class 1 SEC Identifier C0000155399


Item 61

The lowest minimum initial investment for Vanguard Institutional Target Retirement 2015 Fund is $100,000,000.


Series 18 Identifier S000049263
Class 1 SEC Identifier C0000155400

Item 61


The lowest minimum initial investment for Vanguard Institutional Target Retirement 2020 Fund is $100,000,000.


Series 21 Identifier S000049264
Class 1 SEC Identifier C0000155401

Item 61


The lowest minimum initial investment for Vanguard Institutional Target Retirement 2025 Fund is $100,000,000.



Series 23 Identifier S000049265
Class 1 SEC Identifier C0000155402

Item 61


The lowest minimum initial investment for Vanguard Institutional Target Retirement 2030 Fund is $100,000,000.


Series 20 Identifier S000049266
Class 1 SEC Identifier C0000155403

Item 61


The lowest minimum initial investment for Vanguard Institutional Target Retirement 2035 Fund is $100,000,000.


Series 19 Identifier S000049267
Class 1 SEC Identifier C0000155404

Item 61


The lowest minimum initial investment for Vanguard Institutional Target Retirement 2040 Fund is $100,000,000.


Series 22 Identifier S000049268
Class 1 SEC Identifier C0000155405

Item 61


The lowest minimum initial investment for Vanguard Institutional Target Retirement 2045 Fund is $100,000,000.


Series 24 Identifier S000049269
Class 1 SEC Identifier C0000155406

Item 61

The lowest minimum initial investment for Vanguard Institutional Target Retirement 2050 Fund is $100,000,000.


Series 25 Identifier S000049259
Class 1 SEC Identifier C0000155396

Item 61


The lowest minimum initial investment for Vanguard Institutional Target Retirement 2055 Fund is $100,000,000.


Series 26 Identifier S000049260
Class 1 SEC Identifier C0000155397

Item 61


The lowest minimum initial investment for Vanguard Institutional Target Retirement 2060 Fund is $100,000,000.


Series 28 Identifier S000056747
Class 1 SEC Identifier C0000180146

Item 61


The lowest minimum initial investment for Vanguard Institutional Target Retirement 2065 Fund is $100,000,000.

Series 15 Identifier S000049261
Class 1 SEC Identifier C0000155398

Item 61


The lowest minimum initial investment for Vanguard Institutional Target Retirement Income Fund is $100,000,000.